Exhibit 99.1

NEWS RELEASE

CONTACTS:	Investors:
Lisa DeFrancesco
(862) 261-7152

Media:
Charlie Mayr
(862) 261-8030

David Belian
(862) 261-8141

Actavis Offers to Guarantee Certain Forest Laboratories Senior Notes in connection with Forest Consent Solicitations

DUBLIN, IRELAND – May 22, 2014 – Actavis plc (NYSE: ACT) today announced that, subject to the close of its pending acquisition (the “Acquisition”) of Forest Laboratories, Inc. (NYSE: FRX), it is offering to guarantee certain of Forest’s outstanding debt securities in exchange for the elimination of the existing registration rights obligations with respect to those outstanding debt securities.

Forest is soliciting consents (“Consents”) from holders of its securities listed in the table below (the “FRX Notes”) to eliminate Forest’s existing contractual registration rights obligations (the “Proposed Amendments”) (each, a “Consent Solicitation” and, together, the “Consent Solicitations”). In exchange for the elimination of such registration rights, and subject to certain conditions and the closing of the Acquisition, Actavis is offering to issue an unconditional and irrevocable guarantee (each, a “ACT Guarantee” and, together, the “ACT Guarantees”) of each series of FRX Notes as identified in the table below:

Series of FRX Notes	Aggregate Principal Amount Outstanding
4.375% Senior Notes due 2019	U.S. $	1.05 billion
4.875% Senior Notes due 2021	U.S. $	750 million
5.00% Senior Notes due 2021	U.S. $	1.2 billion

The Consent Solicitations are being made upon the terms and subject to the conditions set forth in the Offering Memorandum/Consent Solicitation Statement, dated May 22, 2014 (as may be amended or supplemented from time to time, the “Consent Solicitation Statement”). The ACT Guarantees have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws. The ACT Guarantees may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws. The Consent Solicitations are only being made, and copies of the Consent Solicitation Statement will only be made available, to holders of the FRX Notes that have certified to Forest as to certain matters, including their status as either (1) a “qualified institutional buyer” under Rule 144A under the Securities Act or (2) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act.

The Consent Solicitations will expire at 5:00 p.m. (New York City time) on June 6, 2014 unless earlier terminated or extended by Forest in its sole discretion (for each series of FRX Notes, such time and date, as they may be extended, the “Expiration Time”). In the case of each series of FRX Notes, Consents may be revoked at any time prior to the Expiration Time.

If holders of the majority in aggregate principal amount of the outstanding FRX Notes of each series have been received (“Required Consents”) and certain other customary conditions described in the Consent Solicitation Statement are satisfied or waived, Forest and the trustee for the FRX Notes will enter into a waiver and amendment to the registration rights agreements applicable to the FRX Notes and supplemental indentures to the indentures for the FRX Notes, which shall include the Proposed Amendments. The Proposed Amendments, however, will not become operative unless and until Actavis fully, unconditionally and irrevocably guarantees the FRX Notes. Assuming the foregoing conditions are satisfied or waived, Actavis will enter into supplemental indentures to the indentures for the FRX Notes promptly following the closing of the Acquisition to provide for the ACT Guarantees.

Forest has engaged D.F. King & Co., Inc. to act as the Information and Tabulation Agent for the Consent Solicitations. Holders wishing to certify that they are Eligible Holders and be eligible to receive a copy of the Consent Solicitation Statement should go to www.dfking.com/frx and complete the eligibility form. Requests for assistance may be directed to D.F. King & Co., Inc. at (212) 269-5550 or (800) 967-4617 (toll free) or frx@dfking.com.

This press release is for informational purposes only and does not constitute an offer of the ACT Guarantees or a solicitation of Consents. The information in this press release is subject in all respects to the terms and conditions set forth in the Consent Solicitation Statement. The Consent Solicitations do not constitute an offer of the ACT Guarantees in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer under applicable securities or “blue sky” or other laws. None of Actavis, Forest, their respective boards of directors, the trustee, the Information and Tabulation Agent, the solicitation agent or any of their respective affiliates makes any recommendation as to whether holders should tender, or refrain from tendering, all or any portion of the principal amount of their FRX Notes pursuant to the Consent Solicitations.

The Consent Solicitations are being made solely pursuant to the Consent Solicitation Statement, which more fully set forth and govern the terms and conditions of the Consent Solicitation. The Consent Solicitation Statement contains important information and should be read carefully before any decision is made with respect to the Consent Solicitations.

About Actavis

Actavis plc (NYSE: ACT) is a global, integrated specialty pharmaceutical company focused on developing, manufacturing and distributing generic, brand and biosimilar products. Actavis has global headquarters in Dublin, Ireland and U.S. administrative headquarters in Parsippany, New Jersey, USA.

Actavis develops and manufactures generic, brand, branded generic, legacy brands and Over-the-Counter (OTC) pharmaceutical products and has commercial operations in approximately 60 countries. The Company’s North American branded pharmaceuticals business is focused principally in the Women’s Health, Urology, Gastroenterology and Dermatology therapeutic categories with a strong pipeline of products in various stages of development. Actavis also has a portfolio of five biosimilar products in development in Women’s Health and Oncology. Actavis Global Operations has more than 30 manufacturing and distribution facilities around the world, and includes Anda, Inc., a U.S. pharmaceutical product distributor.

For press release and other company information, visit Actavis’ Web site at http://www.actavis.com. Information on our Web site is not incorporated into, and does not form a part of, this press release.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Actavis and Forest, Actavis has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a joint proxy statement of Actavis and Forest that also constitutes a prospectus of Actavis. The registration statement was declared effective by the SEC on May 2, 2014. Each of Actavis and Forest has mailed to its stockholders or shareholders the proxy statement/prospectus. In addition, each of Actavis and Forest has filed and will file with the SEC other documents with respect to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ACTAVIS AND FOREST ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR

ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and other documents filed with the SEC by Actavis and Forest through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Actavis will be available free of charge on Actavis’ internet website at www.actavis.com or by contacting Actavis’ Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Forest will be available free of charge on Forest’s internet website at www.frx.com or by contacting Forest’s Investor Relations Department at (212) 224-6713.

Participants in the Merger Solicitation

Actavis, Forest, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Actavis and Forest shareholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Forest is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on July 8, 2013 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Actavis is set forth in its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on March 28, 2014 and certain of its Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

Actavis Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to Actavis’ estimated or anticipated future results, including estimated synergies, or other non-historical facts are forward-looking statements that reflect Actavis’ current perspective of existing trends and information as of the date of this communication. Forward looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the Forest acquisition, including future financial and operating results, Actavis’ or Forest’s plans, objectives, expectations and intentions and the expected timing of completion of the transaction. It is important to note that Actavis’ goals and expectations are not predictions of actual performance. Actual results may differ materially from Actavis’ current expectations depending upon a number of factors affecting Actavis’ business, Forest’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful closing of, the Forest acquisition; subsequent integration of the Forest acquisition and the ability to recognize the anticipated synergies and benefits of the Forest acquisition; the ability to obtain required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain the requisite Forest and Actavis shareholder approvals; the risk that a condition to closing of the Forest acquisition may not be satisfied on a timely basis or at all; the failure of the proposed transaction to close for any other reason; risks relating to the value of the Actavis shares to be issued in the transaction; the anticipated size of the markets and continued demand for Actavis’ and Forest’s products; the impact of competitive products and pricing; access to available financing (including financing for the acquisition or refinancing of Actavis or Forest debt) on a timely basis and on reasonable terms; the risks of fluctuations in foreign currency exchange rates; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; market acceptance of and continued demand for Actavis’ and Forest’s products; costs and efforts to defend or enforce intellectual property rights; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Actavis’ and Forest’s facilities, products and/or businesses; changes in the laws and regulations affecting, among other things, pricing and reimbursement of pharmaceutical products; changes in tax laws or interpretations that could increase Actavis’ consolidated tax liabilities; the loss of key senior management or scientific staff; and such other risks and uncertainties detailed in Actavis’ periodic public filings with the Securities and Exchange Commission, including but not limited to Actavis plc’s Annual Report on form 10-K for the year ended December 31, 2013, Quarterly Report on form 10-Q for the quarter ended March 31, 2014 and Current Report on form 8-K filed on May 20, 2014 and from time to time in Actavis’ other investor communications. Except as expressly required by law, Actavis disclaims any intent or obligation to update or revise these forward-looking statements.